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                                                                 Exhibit 10.45.4

                              PanAmSat Corporation
                               One Pickwick Plaza
                          Greenwich, Connecticut 06830



November 20, 1998



Mr. Frederick A. Landman
President and Chief Executive Officer
PanAmSat Corporation
One Pickwick Plaza
Greenwich, Connecticut  06830

     Re:  Modification of Employment Agreement
          ------------------------------------

Dear Fred:

Reference is made to that certain Employment Agreement, dated May 15, 1997, as modified (the "Agreement"), between you and PanAmSat Corporation. This letter will confirm our mutual agreement to the following amendment:

        The first sentence of paragraph 7(d) on page 8 is amended and restated in its entirety as follows:

       "The Executive may voluntarily resign his employment hereunder (i) at any time on or before March 31, 1999 (the "First Date"), for any reason or no reason, upon no more than 90 and no fewer than 30 days prior written notice to the Board of Directors and (ii) during the portion of the Employment Term following the First Date, (A) upon written notice to the Board of Directors given at any time with immediate effect, for "Good Reason" (as defined immediately below) or (B) upon no more than 90 and no fewer than 60 days prior written notice to the Board of Directors given at any time, for any reason or no reason, specifying in each case, whether resignation is pursuant to subsection (A) or (B) above."

Except as amended hereby, the Agreement remains in full force and effect.
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If the foregoing is acceptable to you, please indicate your agreement to this amendment by signing and returning the enclosed copy of this letter.

                               Sincerely,

                               PanAmSat Corporation


                               By:       Michael T. Smith
                                 -----------------------------
                                       Michael T. Smith
                                       Chairman of the Board

Agreed to:


    Frederick A. Landman
 --------------------------
Frederick A. Landman

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